BASIC AND DILUTED NET LOSS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2022
Earnings Per Share [Abstract]
Schedule of computation of the net loss per share
	Six Months Ended June 30,
	2022	2021
	(Unaudited)

Numerator:

Net loss	$(58,346)	$(93,210)
Preferred share accrued cumulative dividend rights	-	(5,044)

Total loss attributable to ordinary shares	$(58,346)	$(98,254)

Denominator:

	134,607,839	71,458,394